Reverse Takeover Transaction - Additional Information (Detail) - Schyan Exploration, Inc [Member] $ / shares in Units, $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Business Acquisition, Equity Interest Issued or Issuable, Number of Shares | shares	200,000
Business Combination, Consideration Transferred, Equity Interests Issued and Issuable | $	$ 0.1
Concurrent financing subscription price | $ / shares	$ 4.6328
Stockholders' Equity Note, Stock Split, Conversion Ratio	0.01235